   As filed with the Securities and Exchange Commission on December 21, 2001
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                           76-0506313
  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                            Identification No.)

                            950 ECHO LANE, SUITE 100
                              HOUSTON, TEXAS 77024
          (Address of principal executive offices, including zip code)

                                   ----------

               GROUP 1 AUTOMOTIVE, INC. 1996 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                            B. B. HOLLINGSWORTH, JR.
                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            950 ECHO LANE, SUITE 100
                              HOUSTON, TEXAS 77024
                     (Name and address of agent for service)

                                 (713) 647-5700
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                                 John S. Watson
                             Vinson & Elkins L.L.P.
                       2300 First City Tower, 1001 Fannin
                            Houston, Texas 77002-6760
                                 (713) 758-2222

                         CALCULATION OF REGISTRATION FEE

=============================== ===================== ===================== =================== ======================
                                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF          AMOUNT TO BE       OFFERING PRICE PER       AGGREGATE             AMOUNT OF
 SECURITIES TO BE REGISTERED       REGISTERED(1)            SHARE(2)        OFFERING PRICE(2)     REGISTRATION FEE
------------------------------- --------------------- --------------------- ------------------- ----------------------
Common Stock, par value $0.01
per share(3)                      1,500,000 shares           $30.26             $45,390,000           $10,848.21
=============================== ===================== ===================== =================== ======================

(1) Under General Instruction E of Form S-8, this registration statement registers an additional 1,500,000 shares of common stock to be issued under the Group 1 Automotive, Inc. 1996 Stock Incentive Plan (the "Plan"). A registration statement (File No. 333-42165) was previously filed with the Securities and Exchange Commission on December 12, 1997 covering 2,000,000 shares of common stock to be issued under the Plan, and a registration statement (File No. 333-80399) was previously filed with the Securities and Exchange Commission on June 10, 1999 covering 1,000,000 shares of common stock to be issued under the Plan.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low prices reported on the New York Stock Exchange on December 20, 2001 ($30.26 per share).

(3) Each share of common stock includes Rights under our Rights Agreement, which Rights are attached to and trade with our common stock.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

         Pursuant to the requirements of General Instruction E of Form S-8, the contents of the registration statement on Form S-8 (File No. 333-42165) of Group 1 Automotive, Inc. (the "Company") and the registration statement on Form S-8 (File No. 333-80399) of the Company are hereby incorporated by reference herein, including each of the documents filed by the Company with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and including each of the documents filed as Exhibits to such Registration Statement.

ITEM 8.           EXHIBITS.

         4.1 Third Amendment to Group 1 Automotive, Inc. 1996 Stock Incentive Plan.

         5.1      Opinion of Vinson & Elkins L.L.P.

         23.1     Consent of Arthur Andersen LLP.

         23.2     Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

         24.1 Powers of Attorney (included on the signature page to this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 21st day of December, 2001.

                                      GROUP 1 AUTOMOTIVE, INC.



                                      By:  /s/ B. B. HOLLINGSWORTH, JR.
                                           -------------------------------------
                                               B. B. Hollingsworth, Jr.
                                               Chairman, President and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 21st day of December, 2001.


                  SIGNATURE                                                   TITLE
                  ---------                                                   -----
      /s/ B. B. HOLLINGSWORTH, JR.                                  Chairman, President and
---------------------------------------------                  Chief Executive Officer and Director
         B. B. Hollingsworth, Jr.                                 (Principal Executive Officer)

                                                                      Senior Vice President
        /s/ SCOTT L. THOMPSON                                 Chief Financial Officer and Treasurer
---------------------------------------------              (Principal Financial and Accounting Officer)
             Scott L. Thompson


          /s/  ROBERT E. HOWARD II                                           Director
---------------------------------------------
            Robert E. Howard II


            /s/ JOHN L. ADAMS                                                Director
---------------------------------------------
               John L. Adams


            /s/ JOHN H. DUNCAN                                               Director
---------------------------------------------
              John H. Duncan


            /s/ Bennett E. Bidwell                                           Director
---------------------------------------------
            Bennett E. Bidwell


           /s/ KEVIN H. WHALEN                                               Director
---------------------------------------------
              Kevin H. Whalen


          /s/ MAX P. WATSON, JR.                                             Director
---------------------------------------------
            Max P. Watson, Jr.

                                  EXHIBIT INDEX

4.1      Third Amendment to Group 1 Automotive, Inc. 1996 Stock Incentive Plan.

5.1      Opinion of Vinson & Elkins L.L.P.

23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Vinson & Elkins, L.L.P. (included in Exhibit 5.1).

24.1     Powers of Attorney (included on the signature page to this Registration
         Statement).